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                                                                    EXHIBIT 32.1

        CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906
            OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C SECTION 1350

In connection with the Quarterly Report of iPass Inc. (the "Company") of Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth D. Denman, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2003                 /s/ Kenneth D. Denman

                                            Kenneth D. Denman
                                            Chairman and Chief Executive Officer
                                            (Principal Executive Officer)